UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2008

NEXTPHASE WIRELESS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27339	88-0343832
(State of Other Jurisdiction Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

300 S. Harbor Boulevard, Suite 500, Anaheim, California 92805
(Address of Principal Executive Offices) (Zip Code)

(714) 765-0010
Registrant's telephone number, including area code:

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CAR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 5.02     Appointment of Certain Officers

On July 9, 2008 Michael Jones, a director of the company was appointed Chief Technical Officer of the company.

ITEM 9.01     Financial Statements and Exhibits

Exhibit No.    Description

       99.1      Press Release dated July 9, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXTPHASE WIRELESS, INC.
(Registrant)
Date: July 14, 2008

/s/ THOMAS HEMINGWAY
Thomas Hemingway
Chairman, Chief Executive Officer, Chief Financial Officer and Chief Operating Officer